                                                                      Exhibit 24
                                POWER OF ATTORNEY

      I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, the Annual Report on Form 10-K for the fiscal year ended September 29, 2002, and any amendments and supplements thereto, to be filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

        Signature                           Title                             Date
        ---------                           -----                             ----
 /s/ Larry D. Yost                Chairman of the Board and             November 22, 2002
---------------------------       Chief Executive Officer
Larry D. Yost                     (principal executive officer)
                                  and Director



/s/ Terrence E. O'Rourke          President and Chief Operating         November 22, 2002
------------------------          Officer and Director
Terrence E. O'Rourke


/s/ Joseph B. Anderson, Jr.                 Director                    November 22, 2002
---------------------------
Joseph B. Anderson, Jr.


/s/ Steven C. Beering                       Director                    November 22, 2002
---------------------------
Steven C. Beering


/s/ Rhonda L. Brooks                        Director                    November 22, 2002
---------------------------
Rhonda L. Brooks


/s/ Joseph P. Flannery                      Director                    November 22, 2002
---------------------------
Joseph P. Flannery


/s/ William D. George, Jr.                  Director                    November 22, 2002
---------------------------
William D. George, Jr.


/s/ Richard W. Hanselman                    Director                    November 22, 2002
---------------------------
Richard W. Hanselman


/s/ Charles H. Harff                        Director                    November 22, 2002
---------------------------
Charles H. Harff

/s/ Victoria B. Jackson                     Director                    November 22, 2002
---------------------------
Victoria B. Jackson


/s/ James E. Marley                         Director                    November 22, 2002
---------------------------
James E. Marley


/s/ James E. Perrella                       Director                    November 22, 2002
---------------------------
James E. Perrella


/s/ Martin D. Walker                        Director                    November 22, 2002
---------------------------
Martin D. Walker


/s/ S. Carl Soderstrom, Jr.       Senior Vice President                 November 22, 2002
---------------------------       and Chief Financial Officer
S. Carl Soderstrom, Jr.           (principal financial officer)



/s/ Diane S. Bullock              Vice President and Controller         November 22, 2002
---------------------------       (principal accounting officer)
Diane S. Bullock